UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2016

SANDISK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

951 SanDisk Drive, Milpitas, California 95035
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 801-1000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02 Results of Operations and Financial Condition

On January 27, 2016, SanDisk Corporation (the “Registrant” or “SanDisk”) issued a press release to report its financial results for its fourth quarter and fiscal year ended January 3, 2016.

The press release and accompanying Prepared Remarks for Investors are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein in their entirety by reference. In addition to the preliminary condensed consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), the attached documents contain non-GAAP measures of operating results, net income and net income per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP financial measures are provided to enhance the user’s overall understanding of the Registrant’s current financial performance and its prospects for the future. Specifically, the Registrant believes the non-GAAP results provide useful information to both management and investors as these non-GAAP results exclude certain expenses, gains and losses that it believes are not indicative of its core operating results and because they are consistent with the financial models and estimates published by many analysts who follow the Registrant. For example, because the non-GAAP results exclude the expenses the Registrant recorded for share-based compensation, amortization of acquisition-related intangible assets related to acquisitions of Pliant Technology, Inc. in May 2011, FlashSoft Corporation in February 2012, Schooner Information Technology, Inc. in June 2012, SMART Storage Systems in August 2013 and Fusion-io, Inc. in July 2014, inventory step-up expense, impairment of acquisition-related in-process research and development intangible assets, Western Digital Corporation (“Western Digital”) acquisition-related expenses, gains and losses related to the shortened duration or liquidation prior to their effective maturity of marketable securities due to the pending acquisition of the Registrant by Western Digital, non-cash economic interest expense associated with the Registrant’s convertible senior notes, non-cash change in fair value of the liability component of the convertible senior notes due to the conversion of a portion of the 1.5% Convertible Senior Notes due 2017 and related tax adjustments, the Registrant believes the inclusion of non-GAAP financial measures provides consistency in its financial reporting. In addition, the Registrant’s non-GAAP diluted shares are adjusted for the impact of expensing share-based compensation and include the impact of the Registrant’s call options which, when exercised, will offset the issuance of dilutive shares from the Registrant’s convertible senior notes, while the Registrant’s GAAP diluted shares exclude the anti-dilutive impact of these call options. These non-GAAP results are some of the primary indicators management uses for assessing the Registrant’s performance, allocating resources, and planning and forecasting future periods. Further, management uses non-GAAP information that excludes certain charges, such as share-based compensation, amortization of acquisition-related intangible assets, inventory step-up expense, impairment of acquisition-related in-process research and development intangible assets, Western Digital acquisition-related expenses, gains and losses related to the shortened duration or liquidation prior to their effective maturity of marketable securities due to the pending acquisition of the Registrant by Western Digital, non-cash economic interest expense associated with the convertible senior notes, non-cash change in fair value of the liability component of the convertible senior notes due to the conversion of a portion of the 1.5% Convertible Senior Notes due 2017 and related tax adjustments, as these non-GAAP charges do not reflect the cash operating results of the business or the ongoing results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies.

The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Forward Looking Statements

All statements included or incorporated by reference in this document, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements are based on SanDisk’s current expectations, estimates and projections about its business and industry, management’s beliefs, and certain assumptions made by SanDisk and Western Digital, all of which are subject to change.  Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words.  Examples of such forward-looking statements include, but are not limited to, references to the anticipated benefits of the proposed merger and the expected date of closing of the merger with Western Digital’s wholly-owned subsidiary, Schrader Acquisition Corporation.  These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those expressed in any forward-looking statement.

Important risk factors that may cause such a difference in connection with the proposed merger include, but are not limited to, the following factors: (1) the inability to complete the merger due to the failure to obtain stockholder approval for the merger or the failure to satisfy other conditions to completion of the merger, including the receipt of all regulatory approvals related to the merger; (2) uncertainties as to the timing of the consummation of the merger and the ability of each party to consummate the merger; (3) risks that the proposed merger disrupts the current plans and operations of Western Digital or SanDisk; (4) the ability of Western Digital and SanDisk to retain and hire key personnel; (5) competitive responses to the proposed merger; (6) unexpected costs, charges or expenses resulting from the merger; (7) the outcome of any legal proceedings that could be instituted against Western Digital, SanDisk or their respective directors related to the merger agreement; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; (9) the inability to obtain, or delays in obtaining, cost savings and synergies from the merger; (10) delays, challenges and expenses associated with integrating the combined companies’ existing businesses and the indebtedness planned to be incurred in connection with the merger; and (11) legislative, regulatory and economic developments.  These risks, as well as other risks associated with the proposed merger, are more fully discussed in the preliminary joint proxy statement/prospectus that is included in the Registration Statement on Form S-4 filed with the Securities and Exchange Commission (“SEC”) in connection with the proposed merger on December 11, 2015, as amended by Amendment No.1 filed with the SEC on January 27, 2016.  The forward-looking statements in this document speak only as of the date of the particular statement. Neither SanDisk nor Western Digital undertakes any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to SanDisk’s overall business, including those more fully described in SanDisk’s filings with the  SEC including its annual report on Form 10-K for the fiscal year ended December 28, 2014, and its quarterly reports filed on Form 10-Q for fiscal year 2015, and Western Digital’s overall business and financial condition, including those more fully described in Western Digital’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended July 3, 2015 and its quarterly reports filed on Form 10-Q for the current fiscal year.

Additional Information And Where To Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Western Digital filed with the SEC a Registration Statement on Form S-4 on December 11, 2015, as amended by Amendment No.1 filed with the SEC on January 27, 2016, that included a preliminary joint proxy statement/prospectus of SanDisk and Western Digital.  Each of SanDisk and Western Digital will provide the joint proxy statement/prospectus to their respective stockholders.  These materials are not yet final and will be amended. SanDisk and Western Digital also plan to file other documents with the SEC regarding the proposed merger.  This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document which SanDisk or Western Digital may file with the SEC in connection with the proposed merger.  INVESTORS AND SECURITY HOLDERS OF SANDISK AND WESTERN DIGITAL ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  You may obtain copies of all documents filed with the SEC regarding this merger, free of charge, at the SEC’s website (www.sec.gov).  In addition, copies of the documents filed with the SEC by SanDisk will be available free of charge on SanDisk’s website at http://www.sandisk.com.  Copies of the documents filed with the SEC by Western Digital will be available free of charge on Western Digital’s website at http://www.westerndigital.com.

Participants in the Solicitation

SanDisk, Western Digital, and certain of their respective directors, executive officers and other members of management and employees, under SEC rules may be deemed to be participants in the solicitation of proxies from SanDisk and Western Digital stockholders in connection with the proposed merger.  You can find more detailed information about SanDisk’s executive officers and directors in its definitive proxy statement filed with the SEC on April 27, 2015.  You can find more detailed information about Western Digital’s executive officers and directors in its definitive proxy statement filed with the SEC on September 23, 2015.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of stockholders in connection with the proposed merger is set forth in the preliminary joint proxy statement/prospectus filed with the SEC on December 11, 2015, as amended by Amendment No.1 filed with the SEC on January 27, 2016, by Western Digital.  Additional information about SanDisk’s executive officers and directors and Western Digital’s executive officers and directors can be found in the preliminary joint proxy statement/prospectus regarding the proposed merger filed with the SEC.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Document
99.1	Press release of SanDisk Corporation dated January 27, 2016 to report its financial results for its fourth quarter and fiscal year ended January 3, 2016
99.2	SanDisk Corporation Prepared Remarks for Investors regarding financial results for its fourth quarter and fiscal year ended January 3, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDISK CORPORATION

Date:	January 27, 2016	By:	/s/ Judy Bruner
Judy Bruner
Executive Vice President, Administration and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Press release of SanDisk Corporation dated January 27, 2016 to report its financial results for its fourth quarter and fiscal year ended January 3, 2016
99.2	SanDisk Corporation Prepared Remarks for Investors regarding financial results for its fourth quarter and fiscal year ended January 3, 2016